Exhibit 99.1

Hycroft Mining Holding Corp.
4300 Water Canyon Road
Unit 1
Winnemucca, NV 89445

NEWS RELEASE

HYCROFT COMPLETES PHASE 1 DRILLING

PREPARING FOR PHASE 2 DRILLING

WINNEMUCCA, NV, January 19, 2023 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), a gold and silver development company which owns the Hycroft Mine in the prolific mining region of Northern Nevada, announces it has completed Phase 1 of its 2022-2023 exploration drill program and will soon be transitioning to Phase 2 of the program.

The overall focus of the 2022-2023 exploration drill program is to improve the understanding of the higher-grade intercepts, better understand the mineralization controls, test exploration targets outside the currently known deposits, and through this work develop opportunities to mine higher-grade ore early in the mine plan which would enhance the project’s economics.

In 2022 the Company began Phase 1 of the largest drilling campaign in the Hycroft district in nearly a decade. The focus of Phase 1 was:

•Drilling within the current resource, to establish continuity between higher-grade zones identified in 2021. This represents approximately half of the drilling completed in 2022. With over-all positive results from this drilling, the Company expanded on these targets to extend higher-grade continuity along strike.

•Converting mineralization in the Camel and Brimstone zones to a higher mineral resource classification. The results of this drilling are pending.

•Expanding the resource on deep structural intersections in Vortex, Central, and East Brimstone zones. The initial logging and interpretation of the core from this drilling indicates alteration, silica veining, and sulfides which are key to mineralization. Assays are pending for this core drilling.

Approximately 25,000 meters of Reverse Circulation (“RC”) drilling was completed in Phase 1. The overall RC drilling results returned to date were positive as previously reported. The remainder of assays from Phase 1 are anticipated by the end of February 2023. Approximately 4,000 meters of core drilling was also completed in Phase 1 with results anticipated by the end of March 2023.

Alex Davidson, VP of Exploration, commented, “We are very pleased with the results received to date. Utilizing the data collected, we are continuing to improve our understanding of the controls to mineralization and continuity of the higher-grade. As a result, it is necessary to change out our drill rigs to accommodate the Phase 2 targets. We anticipate receiving the new rigs and initiating Phase 2 drilling early in the second quarter of 2023. This timing also allows us the opportunity to review all the results from Phase 1 and interpret those findings. And, importantly, the time to review the results recently received from our district-wide hyperspectral flyover in the Fall of 2022. Hyperspectral imaging helps identify potential minerals or deposits of minerals and allows companies to hone-in on specific areas for drilling which is extremely important information as we begin to test targets in the unexplored 60,000-acre portion of our land package. We are currently prioritizing Phase 2 targets based on these recent drill results and the information from our district-wide 2022 hyperspectral flyover program. In addition, the current timeline for Phase 2 will accommodate the permitting process for the targets that are outside the currently permitted resource boundary.”

Technical Update

The Company is also in the process of completing its technical work for the sulfide operation of the Hycroft Mine. During 2021 the Company drilled across the known resource area obtaining material for approximately 200 samples needed for representative testing of each geologic domain. The ongoing variability and metallurgical work are designed to fill gaps from prior work and establish a comprehensive and current understanding of how each geologic domain will perform during operations and the processing components and reagents required to optimize gold and silver recoveries. The Company is working with FLSmidth to complete this work. The Company currently expects to receive all test results by the end of March 2023. These results, together with results from the 2022-2023 exploration program, will be used for the geologic modeling, updated resource models, detailed mine planning, and process equipment selection activities required for the technical work for both the heap leach and sulfide mill operation.

About the 2022-2023 exploration program

The 2022 – 2023 exploration drill program at the Hycroft Mine comprises approximately 30,000 meters of RC drilling and approximately 7,500 meters of core drilling. The RC drilling and core drilling are being conducted by National EWP Inc. of Elko, NV. Assays are being completed by Bureau Veritas and Paragon Geochemical of Reno, NV. The Company’s Qualified Person is Alex Davidson, Vice President, Exploration.

About Hycroft Mining Holding Corporation
About Hycroft Mining Holding Corporation
Hycroft is a US-based gold and silver company exploring and developing the Hycroft Mine located in the world-class mining region of Northern Nevada.

FOR FURTHER INFORMATION contact info@hycroftmining.com or visit our website at www.hycroftmining.com.

Diane R. Garrett,
President & CEO

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Please see our “Risk Factors” set forth our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the periods ended September 30, 2022, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance, or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.